Exhibit 10.2

CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE
24b-2 OF THE SECURITIES
EXCHANGE ACT OF 1934

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

Amendment No. 3 to Hologram Agreement

This Amendment No. 3 to the Hologram Agreement dated as of February 28, 2003 (as amended pursuant to Amendment No. 1 dated as of September 29, 2003 and Amendment No. 2 dated as of March 25, 2005) (the “Agreement”) by and between MasterCard International Incorporated, a Delaware corporation with offices at 2000 Purchase Street, Purchase, New York 10577-2509 (“MasterCard”), and American Bank Note Holographics, Inc., a Delaware corporation with offices at 2 Applegate Drive, Robbinsville, NJ 08691 (“ABNH”), is made as of August 24, 2005.

The parties to the Agreement, in consideration of the mutual promises, covenants, and conditions set forth herein, agree as follows:

1.0   The Agreement is hereby amended to include the manufacture and supply by ABNH of holographic magnetic stripes having the specifications set forth on Exhibit A3 attached hereto (the “HoloMag™”).  ABNH shall manufacture, and MasterCard shall purchase, the HoloMag under the Agreement pursuant to the same terms and in the same manner as the holograms described in Exhibit A of the Agreement in all respects other than those terms specifically modified in this Amendment No. 3.  Exhibit A3 sets forth the design specifications for the [ * ] MasterCard HoloMag “stripe” which has been designed and originated by ABNH at ABNH’s expense and which design specifications are hereby accepted by MasterCard.  [ * ].  Subject to MasterCard approval, not to be unreasonably withheld, ABNH shall be entitled to subcontract certain of the production steps in the manufacture of HoloMag at its discretion, but ABNH shall at all times, be responsible for the security and quality of the HoloMag product it supplies to MasterCard.  The price of HoloMag shall be [ * ].

2.0   ABNH hereby represents and warrants that HoloMag is designed and will be manufactured to be used on payment cards in lieu of the magnetic stripe currently used on most or all MasterCard branded cards and will meet or exceed ISO Standards applicable to such magnetic stripe as such ISO Standards may be amended from time to time.

3.0   The Agreement is hereby amended by deleting the first sentence of Section 1.3 of the Agreement (as amended by Amendment No. 1), and substituting the following sentence in lieu thereof:  “This Agreement shall be effective as of the date first set forth above and shall remain in effect for a period of ten (10) years from such date, unless terminated earlier or extended as provided herein (the “Term”).

4.0   The parties hereby agree that Section 13 of the Agreement (Indemnity) shall apply to the HoloMag in the same manner as such Section 13 applies to any hologram ABNH manufactures for MasterCard pursuant to the Agreement.

5.0   The parties acknowledge that notice has been given by ABNH and accepted by MasterCard, pursuant to Section 1.4 of the Agreement (as modified by Amendment No. 2), that during 2005, ABNH is moving all of its operations from Huntingdon Valley, PA and Elmsford, NY to its new facility located at:

2 Applegate Drive
Robbinsville, NJ 08691
Tel:	609-632-0800
Fax:	609-632-0850

*Confidential

All references to ABNH’s facilities in Elmsford, NY or Huntingdon Valley, PA in the Agreement, as amended, are hereby changed to ABNH’s facility in Robbinsville, NJ. ABNH’s facility in Robbinsville, NJ will comply with the security requirements set forth in Exhibit B of the Agreement, and MasterCard shall have the right to inspect the facility in accordance with the Agreement.

6.0   The parties agree that except as set forth herein, the Agreement shall remain unchanged and in full force and effect.

7.0   All ABNH obligations as stated in the Agreement regarding holograms shall apply in the same manner to HoloMag.

IN WITNESS WHEROF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

MASTERCARD INTERNATIONAL		AMERICAN BANK NOTE
INCORPORATED		HOLOGRAPHICS, INC.

By:	/s/ Sergio Piñon	By:	/s/ Kenneth Traub
Name:	Sergio Piñon	Name:	Kenneth Traub
Title:	SVP, Security and Risk Services	Title:	President and CEO

EXHIBIT A3

HOLOMAGTM SPECIFICATIONS

1.0       Magnetic Tape Performance

1.1           [ * ]

1.2           [ * ]

1.3           [ * ]

1.3.1             [ * ]

1.3.2             [ * ]

1.4           [ * ]

1.4.1             [ * ]

1.4.2             [ * ]

2.0       HoloMagTM Tape

2.1           [ * ]

2.1.1             [ * ]

2.1.2             [ * ]

2.2           [ * ]

2.2.1             [ * ]

2.2.2             [ * ]

2.3           [ * ]

2.3.1             [ * ]

2.4           [ * ]

2.4.1             [ * ]

2.4.1.1             [ * ]

*Confidential

2.4.2             [ * ]

2.4.3             [ * ]

2.4.4             [ * ]

2.4.5             [ * ]

2.4.6             [ * ]

2.4.7             [ * ]

3.0       HoloMagTM Application – Authorized MasterCard Card Manufacturer responsible for:

3.1           [ * ]

3.1.1             [ * ]

3.1.2             [ * ]

3.1.3             [ * ]

3.2           [ * ]

3.2.1             [ * ]

3.2.2             [ * ]

3.2.3             [ * ]

3.3           [ * ]

4.0       Environmental and Storage Conditions

4.1           [ * ]

4.2           [ * ]

4.3           [ * ]

Please note that the information and recommendations in this document are provided only as guidance to card manufacturers for use and application of ABNH HoloMagTM product.  Since actual manufacturing conditions may vary slightly for each card manufacturer and end user, which is out of ABNH’s control, some may require adjustments for use.

*Confidential